Exhibit 10.3

                               AGREEMENT TO EXTEND
                           PURCHASE AND SALE AGREEMENT
                                     BETWEEN
                              CANTOP VENTURES INC.
                                       AND
                                  LARRY SOSTAD

                Originally Dated as of the 3rd day of March, 2005


WHEREAS, Larry Sostad ("Sostad") and Cantop Ventures, Inc. ("Cantop") (collectively herein the "Parties") entered into an agreement ("Agreement") on March 3, 2005 whereby Cantop purchased 100% interest in a mineral exploration claim located approximately 2 kilometers East of Deep Water Bay (N.T.S. 92K 03W) Quadra Island, British Columbia commonly known as the Copper Road I - VI Claim; and

WHEREAS, the Expiry Date of the Agreement was March 3, 2006; and

WHEREAS, the Parties wish to extend the Expiry Date to January 30, 2007.

THE PARTIES AGREE HEREIN, that the Agreement be amended to extend the Expiry

Date to January 30, 2007.


Dated: March 3, 2006

                                  LARRY SOSTAD



                                  By: /s/ Larry Sostad
                                     -------------------------------



                                  CANTOP VENTURES, INC.



                                  By: /s/ Christopher Paterson
                                     -------------------------------
                                     Christopher Paterson